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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):

                                 April 17, 2002


                               TECO ENERGY, INC.
                               -----------------
             (Exact name of registrant as specified in its charter)



         FLORIDA                    1-8180                 59-2052286
-----------------------------   ----------------       --------------------
(State or other jurisdiction    (Commission file          (IRS Employer
     of incorporation)               Number)            Identification No.)


702 North Franklin Street, Tampa Florida             33602
-------------------------------------------------------------
(Address of principal executive offices)           (Zip code)

Registrant's telephone number, including area code: (813) 228-4111






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Item 5.   Other Events
          ------------

     See the Press Release dated April 17, 2002, filed as Exhibit 99.1, and incorporated herein by reference, reporting on TECO Energy, Inc.'s financial results for the first quarter of 2002.

     References in Exhibit 99.1 below to information available on the registrant's web site are for informational purposes only, and such information is not incorporated herein and not filed as part of this Form 8-K.



Item 7.   Financial Statements and Exhibits
          ---------------------------------

(c)  Exhibits

     99.1 Press Release dated April 17, 2002 reporting first quarter earnings.

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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:    April 22, 2002            TECO Energy, Inc.



                                    By: /s/ G. L. GILLETTE
                                       -------------------------
                                            G. L. GILLETTE
                                    Senior Vice President-Finance
                                    and Chief Financial Officer
                                    (Principal Financial Officer)



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                               INDEX TO EXHIBITS

Exhibit No.    Description of Exhibits


     99.1 Press Release dated April 17, 2002 reporting first quarter 2002 financial results.